                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 13, 2005
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                                BNS Holding, Inc.
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             (Exact name of registrant as specified in its charter)

    DELAWARE                          1-5881                 20-1953457
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(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification No.)

25 Enterprise Center, Suite 103, Middletown, Rhode Island        02842
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      (Address of principal executive offices)                (zip code)

Registrant's telephone number, including area code: (401) 848-6300
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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            On April 13, 2005, BNS Holding,  Inc. (the "Company") issued a press release  announcing  that,  pursuant to the terms of the  Company's  Amended and
Restated Certificate of Incorporation, the Board of Directors (the "Board") had,
by unanimous  consent,  authorized  the  conversion of the Company's  issued and outstanding  shares of Series B Common Stock into shares of the Company's Series
A Common Stock, on a share-for-share  basis,  effective May 2, 2005. As of April
11,  2005,  there  were  6,318  shares  of  Class  B  Common  Stock  issued  and outstanding.

            The Board also  authorized the revocation of the standing Board rule requiring  all members of the Board who have  reached the age of 70 years old to retire from the Board on the date of the following annual stockholders' meeting.

            The press release is being filed as an exhibit to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.             Exhibits
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               99.1                 Press Release dated April 13, 2005.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BNS HOLDING, INC.

Dated: April 13, 2005                     By: /s/ Michael Warren
                                              ---------------------------
                                              Name:  Michael Warren
                                              Title: President and Chief
                                                     Executive Officer